                                                                  EXECUTION COPY

                                                                  Exhibit  10.37



                               SECOND AMENDMENT

                                      TO

                        RECEIVABLES PURCHASE AGREEMENT

          THIS SECOND AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT ("Amendment"),
                                                                    ---------
dated as of December 6, 1999, is among CGSF Funding Corporation, a Delaware corporation ("Seller"), McKesson HBOC, Inc., a Delaware corporation (the
              ------
"Servicer"; the Servicer together with the Seller, the "Seller Parties" and each
 --------                                               --------------
a "Seller Party"), the funding entities parties hereto (the "Original Financial
   ------------                                              ------------------
Institutions"), Preferred Receivables Funding Corporation ("PREFCO"), Falcon
------------                                                ------
Asset Securitization Corporation ("Falcon") and Blue Ridge Asset Funding
                                   ------
Corporation ("Blue Ridge"; PREFCO, Falcon and Blue Ridge being referred to
              ----------
collectively as the "Original Conduits"), Bank One, NA (formerly known as The
                     -----------------
First National Bank of Chicago, "Bank One") and Wachovia Bank, N.A.
                                 --------
(collectively, the "Original Managing Agents") and Bank One, as the collateral
                    ------------------------
agent (the "Collateral Agent"). Defined terms used herein and not otherwise
            ----------------
defined herein shall have the meaning given to them in the "Receivables Purchase Agreement" (as hereinafter defined).

          WHEREAS, the Seller, the Servicer, the Original Financial Institutions, the Original Conduits, the Original Managing Agents and the Collateral Agent are parties (collectively, the "Original Parties") to the
                                                 ----------------
Receivables Purchase Agreement dated as of June 25, 1999, as amended by the First Amendment thereto dated as of September 29, 1999 (the "Receivables
                                                             -----------
Purchase Agreement"); and
------------------

          WHEREAS, the Original Parties have agreed to amend the Receivables Purchase Agreement on the terms and conditions set forth herein to, inter alia,
                                                                    ----- ----
(i) add Liberty Street Funding Corp. to the Receivables Purchase Agreement as a Conduit and (ii) add The Bank of Nova Scotia to the Receivables Purchase Agreement as (x) a Committed Purchaser for Liberty Street, (y) a Financial Institution and (z) a Managing Agent.

          NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Original Parties agree as follows:

          1.  Amendment to the Receivables Purchase Agreement.  Effective as of
              -----------------------------------------------
the date first above written and subject to the execution of this Amendment by the parties hereto and the satisfaction of the conditions precedent set forth in Section 2 below, the
                                                      ---------
Receivables Purchase Agreement shall be and hereby is amended as follows:

     a. To the extent not otherwise specifically set forth herein, (i) each reference to "The First National Bank of Chicago" in the Receivables Purchase Agreement shall be replaced with a reference to "Bank One, NA (formerly known as The First National Bank of Chicago)" and (ii) each reference to "First Chicago" shall be replaced with a reference to "Bank One".

     b. The preamble to the Receivables Purchase Agreement is hereby amended to:

          (i) delete the words "and Blue Ridge Asset Funding Corporation (`Blue Ridge'; PREFCO, Falcon and Blue Ridge being referred to
            ----------
          collectively as the `Conduits', and together with the Financial
                               --------
          Institutions, the`Purchasers')" and to substitute therefor the words
                            ----------
          ",Blue Ridge Asset Funding Corporation (`Blue Ridge') and Liberty
                                                  ----------
          Street Funding Corp. (`Liberty Street'; PREFCO, Falcon, Blue Ridge and
                                 --------------
          Liberty Street being referred to collectively as the `Conduits', and
                                                                --------
          together with the Financial Institutions, the `Purchasers')"; and
                                                         ----------
          (ii) delete the words "and Wachovia Bank, N.A." and to substitute therefor ", Wachovia Bank, N.A. and The Bank of Nova Scotia".

     c.   Section 5.1(m) of the Receivables Purchase Agreement is hereby amended
          --------------
          to insert the following language immediately before the period (".") at the end of clause (ii) thereof:
                        -----------

          "; provided, that with respect to each of clause (i) and clause (ii),
             --------                               ----------     -----------
          the insolvency of, or any other event with respect to, any Obligor or
          Obligors which results in the Eligible Receivables from such Obligor or Obligors ceasing to be Eligible Receivables shall not be deemed to have a Material Adverse Effect so long as (x) immediately after giving effect to such insolvency or event, as applicable, the Net Receivables Balance less the Aggregate Reserves equals or exceeds the Aggregate Capital, and (y) such insolvency or event, as applicable, does not materially adversely affect the ability of the initial Servicer to perform its obligations and duties under this Agreement".

     d.   Section 14.5(b) of the Receivables Purchase Agreement is hereby
          ---------------
          amended to delete the words "First Chicago or Wachovia" in the eighth line thereof and to substitute therefor the words "Bank One, Wachovia or Scotia".

     e.   Section 14.13 of the Receivables Purchase Agreement is hereby amended
          -------------
          to add the following clause (c) immediately after clause (b) thereof:
                               ----------

          "(c)  Scotia Roles.  Each of the Financial Institutions acknowledges
                ------------
          that Scotia acts, or may in the future act, (i) as Managing Agent for Liberty Street, (ii) as issuing and paying agent for Liberty Street's Commercial Paper, (iii) to provide credit or liquidity enhancement for the timely payment for the Commercial Paper and (iv) to provide other services from time to time for some or all of the

          Conduits (collectively, the `Scotia Roles'). Without limiting the
                                       ------------
          generality of this Section 14.13(c), each Financial Institution hereby
                             ----------------
          acknowledges and consents to any and all Scotia Roles and agrees that in connection with any Scotia Role, Scotia may take, or refrain from taking, any action that it, in its discretion, deems appropriate, including, without limitation, in its role as Managing Agent for the related Conduit, and the giving of notice to the Collateral Agent or a Managing Agent of a mandatory purchase pursuant to its liquidity back-stop program."

     f.   Exhibit I to the Receivables Purchase Agreement shall be amended to
          ---------
          add the following new definitions in the appropriate alphabetical locations:

          (i)   "`Bank One' means Bank One, NA (formerly known as The First
                  --------
          National Bank of Chicago), in its individual capacity, and its successors."

          (ii)  "`Bank One Group Reference Bank' means Bank One or such other
                  -----------------------------
          bank as Bank One shall designate with the consent of Seller."

          (iii) "`Liberty Street' has the meaning set forth in the preamble to
                  --------------
this Agreement."

          (iv)  "`Scotia' means The Bank of Nova Scotia, in its individual
                  ------
          capacity, and its successors."

          (v)   "`Scotia Group Reference Bank' means Scotia or such other bank
                  ---------------------------
          as Scotia shall designate with the consent of Seller."

     g.   The definition of "Applicable Margin" in Exhibit I to the Receivables
                                                   ---------
          Purchase Agreement is hereby deleted in its entirety and the following definition shall be substituted therefor:

          "`Applicable Margin' means, on any date and with respect to each
            -----------------
          funding made at the LIBO Rate, the "Applicable Margin" then in effect under and as defined in the Revolving Credit Agreement; provided,
                                                                  --------
          however, that if the Revolving Credit Agreement shall terminate, by
          -------
          acceleration or otherwise, `Applicable Margin' shall mean the Applicable Margin as in effect under and as defined in the Revolving Credit Agreement on the date of such termination."

     h.   The definition of "Applicable Rating Level" in Exhibit I to the
                                                         ---------
          Receivables Purchase Agreement is hereby deleted in its entirety.

     i.   The definition of "Base Rate" in Exhibit I to the Receivables Purchase
                                           ---------
          Agreement is hereby amended to:

          (i) delete the words "Reference Bank" in clause (a) and to substitute the words "Bank One Group Reference Bank" therefor;

          (ii) delete the word "and" immediately before clause (b) and to substitute a comma (",") therefor; and

          (iii) add the following language immediately before the period (".") at the end thereof:

          "and (c), with respect to Liberty Street and its Financial Institutions, a rate per annum equal to the corporate base rate, prime rate or base rate of interest, as applicable, announced by the Scotia Group Reference Bank from time to time, changing when and as such rate changes".

     j.   The definition of "Conduit Percentage" in Exhibit I to the Receivables
                                                    ---------
          Purchase Agreement is hereby deleted in its entirety.

     k.   The definition of "Federal Funds Effective Rate" in Exhibit I to the
                                                              ---------
          Receivables Purchase Agreement is hereby amended to delete the words "Reference Bank" in clause (b) and to substitute therefor the word "Wachovia".

     l.   The definition of "LIBO Rate" in Exhibit I to the Receivables Purchase
                                           ---------
          Agreement is hereby amended to:

          (i) delete each reference to "Reference Bank" in clause (a) and, in each case, to substitute the words "Bank One Group Reference Bank" therefor;

          (ii)  delete the word "and" immediately before clause (b); and

          (iii) add the following language immediately before the period (".") at the end thereof:

          "; and

               (c) with respect to Liberty Street and its Financial Institutions, the rate per annum equal to the sum of (i) (x) the rate at which deposits in U.S. Dollars are offered by the Scotia Group Reference Bank to first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of the relevant Tranche Period, such deposits being in the approximate amount of the Capital of the Purchaser Interest to be funded or maintained, divided by (y) one minus the maximum aggregate
                                ----------         -----
          reserve requirement (including all basic, supplemental, marginal or other reserves) which is imposed against the Scotia Group Reference Bank in respect of Eurocurrency liabilities, as defined in Regulation D of the Board of Governors of the Federal Reserve System as in effect from time to time (expressed as a decimal), applicable to such Tranche Period plus (ii) the Applicable Margin, rounded, if necessary, to the
                 ----
          next higher 1/16 of 1%".

     m.   The definition of "Managing Agent" in Exhibit I to the Receivables
                                                ---------
          Purchase Agreement is hereby deleted in its entirety and the following definition shall be substituted therefor:

          "`Managing Agent' means, as to any Conduit, the financial institution
            --------------
          responsible for the administration of such Conduit's Commercial Paper program and related activities. As of the date hereof, (a) Bank One is the Managing Agent for PREFCO and Falcon and their Committed Purchasers, (b) Wachovia is the Managing Agent for Blue Ridge and its Committed Purchasers and (c) Scotia is the Managing Agent for Liberty Street and its Committed Purchasers."

     n.   The definition of "Managing Agent Percentage" in Exhibit I to the
                                                           ---------
          Receivables Purchase Agreement is hereby deleted in its entirety and the following definition shall be substituted therefor:

          "`Managing Agent Percentage' means, (a) with respect to Bank One, a
            -------------------------
          fraction (expressed as a percentage) equal to 10/17 at all times prior to January 20, 2000 and 8/17 at all times on and after such date, (b) with respect to Wachovia, a fraction (expressed as a percentage) equal to 5/17 and (c) with respect to Scotia, a fraction (expressed as a percentage) equal to 2/17 at all times prior to January 20, 2000 and 4/17 at all times on and after such date."

     o.   The definition of "Material Adverse Effect" in Exhibit I to the
                                                         ---------
          Receivables Purchase Agreement is hereby amended to add the following language immediately before the period (".") at the end thereof:

          "; provided, that the insolvency of, or any other event with respect
             --------
          to, any Obligor or Obligors which results in the Eligible Receivables from such Obligor or Obligors ceasing to be Eligible Receivables shall not be deemed to have a "Material Adverse Effect" so long as (x) immediately after giving effect to such insolvency or event, as applicable, the Net Receivables Balance less the Aggregate Reserves equals or exceeds the Aggregate Capital, and (y) such insolvency or event, as applicable, does not materially adversely affect the ability of the initial Servicer to perform its obligations and duties under this Agreement".

     p.   The definition of "Material Subsidiary" in Exhibit I to the
                                                     ---------
          Receivables Purchase Agreement is hereby amended to delete the words "(i) Medis and (ii) any other" in the first line thereof and to substitute therefor the word "any".

     q.   The definition of "Medis" in Exhibit I to the Receivables Purchase
                                       ---------
          Agreement is hereby deleted in its entirety.

     r.   The definition of "Pro Rata Shares" in Exhibit I to the Receivables
                                                 ---------
          Purchase Agreement is hereby deleted in its entirety and the following definition shall be substituted therefor:

          "`Pro Rata Share' means, for each Financial Institution or Conduit, as
            --------------
          applicable, a fraction (expressed as a percentage), the numerator of which is the Capital associated with such Financial Institution or Conduit and the denominator of which is the Aggregate Capital; provided, however, that (1) solely with respect to the reference to
          --------  -------
          `Pro Rata Shares' in Section 1.2, at all times prior to January 20,
                               -----------
          2000, (x) the Pro Rata Share for each of PREFCO, Falcon and Blue Ridge and their related Financial Institutions shall be 0% and (y) the Pro Rata Share for Liberty Street and its related Financial Institutions shall be 100%, and (2) solely with respect to the reference to `Pro Rata Shares' in Section 11.6, at
                                                                ------------
          all times prior to January 20, 2000, (w) the Pro Rata Share for the Financial Institutions which are Committed Purchasers for PREFCO shall be deemed to be 5/17, (x) the Pro Rata Share for the Financial Institutions which are Committed Purchasers for Falcon shall be deemed to be 5/17, (y) the Pro Rata Share for the Financial Institutions which are Committed Purchasers for Blue Ridge shall be deemed to be 5/17, and (z) the Pro Rata Share for the Financial Institutions which are Committed Purchasers for Liberty Street shall be deemed to be 2/17."

     s.   The definition of "Purchase Limit" in Exhibit I to the Receivables
                                                ---------
          Purchase Agreement is hereby amended to delete the reference to "$750,000,000" and to substitute therefor "$850,000,000".

     t.   The definition of "Purchaser Interest" in Exhibit I to the Receivables
                                                    ---------
          Purchase Agreement is hereby amended to:

               (i) add the words "with respect to any Purchaser," immediately before the words "at any time" in the first line thereof; and

               (ii) delete the words "C = the aggregate outstanding Capital of all Purchaser Interests in a Purchase Group" and to substitute therefor "C = the Capital associated with such Purchaser Interest".

     u.   The definition of "Reference Bank" in Exhibit I to the Receivables
                                                ---------
          Purchase Agreement is hereby deleted in its entirety.

     v.   The definition of "Revolving Credit Agreement" in Exhibit I to the
                                                            ---------
          Receivables Purchase Agreement is hereby deleted in its entirety and the following definition shall be substituted therefor:

          "`Revolving Credit Agreement' means that certain Credit Agreement
            --------------------------
          dated as of October 22, 1999 among McKesson, Bank of America, N.A., as administrative agent, The Chase Manhattan Bank, First Union National Bank, Bank One and Morgan Guaranty Trust Company, as documentation agents, and the other financial institutions parties thereto (as amended, restated, supplemented or otherwise modified from time to time) providing a 364-day revolving credit facility in favor of McKesson, or any successor or replacement facility."

     w.   Exhibits II, V and VII and Schedule A to the Receivables Purchase
          -----------  -     ---     ----------
          Agreement are hereby deleted in their entirety and Exhibits II, V and
                                                             -----------  -
          VII and Schedule A attached hereto and made a part hereof are
          ---     ----------
          substituted therefor.

          2.  Conditions Precedent. This Amendment shall become effective as of
              --------------------
the date above written if and only if the Managing Agents have received:

          a. duly executed originals of this Amendment from each of the Original Parties; and

          b. a duly executed Supplement to Receivables Purchase Agreement in the form of Annex I attached hereto and made a part hereof from Liberty Street
            -------
and Scotia.

          3.  Representations and Warranties of the Seller Parties. Each of the
              ----------------------------------------------------
Seller Parties hereby represents and warrants as follows:

          a. This Amendment and the Receivables Purchase Agreement, as amended hereby, constitute legal, valid and binding obligations of such Seller Party and are enforceable against such Seller Party in accordance with their terms.

          b. Upon the effectiveness of this Amendment, each Seller Party hereby reaffirms all representations and warranties made in the Receivables Purchase Agreement, and to the extent the same are not amended hereby, agrees that all such representations and warranties shall be deemed to have been remade as of the date of delivery of this Amendment, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

          4.  Reference to and Effect on the Receivables Purchase Agreement.
              -------------------------------------------------------------

          a.  Upon the effectiveness of Section 1 hereof, on and after the date
                                        ---------
hereof, each reference in the Receivables Purchase Agreement to "this Receivables Purchase Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.

          b. The Receivables Purchase Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

          c. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Managing Agents, the Financial Institutions or the Collateral Agent, nor constitute a waiver of any provision of the Receivables Purchase Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

          5.  Governing Law. This Amendment shall be governed by and construed
              -------------
in accordance with the internal laws (as opposed to the conflict of law provisions) of the State of New York.

          6.  Headings. Section headings in this Amendment are included herein
              --------
for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          7.  Counterparts. This Amendment may be executed by one or more of
              ------------
the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          IN WITNESS WHEREOF, this Amendment has been duly executed and delivered on the date first above written.

                                 CGSF FUNDING CORPORATION, as the Seller

                                 By:__________________________________
                                 Name:
                                 Title:

                                 McKESSON HBOC, INC., as the Servicer

                                 By:__________________________________
                                 Name:
                                 Title:

                                 PREFERRED RECEIVABLES FUNDING
                                 CORPORATION, as a Conduit

                                 By:__________________________________
                                       Authorized Signatory

                                 FALCON ASSET SECURITIZATION
                                 CORPORATION, as a Conduit

                                 By:__________________________________
                                       Authorized Signatory

                                 BLUE RIDGE ASSET FUNDING CORPORATION, as a
                                 Conduit

                                 By:  Wachovia Bank, N.A., as Attorney-In-Fact

                                 By:__________________________________
                                 Name:
                                 Title:

                                 BANK ONE, NA (Main Office Chicago) (formerly known as The First National Bank of Chicago), as a Committed Purchaser for PREFCO and Falcon, a Financial Institution, a Managing Agent and as Collateral Agent



                                 By:__________________________________
                                 Name: Elizabeth Cohen
                                 Title: Vice President



                                 WACHOVIA BANK, N.A., as a Committed Purchaser for Blue Ridge, a Financial Institution and a Managing Agent



                                 By:__________________________________
                                 Name:
                                 Title:

                                    ANNEX I

                                      to

              Second Amendment to Receivables Purchase Agreement


                 SUPPLEMENT TO RECEIVABLES PURCHASE AGREEMENT

          Reference is hereby made to the Receivables Purchase Agreement (as amended by the First Amendment thereto dated as of September 29, 1999 and the Second Amendment thereto dated as of December 6, 1999, the "Receivables Purchase
                                                            --------------------
Agreement") dated as of June 25, 1999 CGSF Funding Corporation, a Delaware
---------
corporation ("Seller"), McKesson HBOC, Inc., a Delaware corporation
              ------
("McKesson"), as initial Servicer (the "Servicer" together with the Seller, the
  --------                              --------
"Seller Parties" and each a "Seller Party"), the funding entities parties
 --------------              ------------
thereto (the "Original Financial Institutions"), Preferred Receivables Funding
              -------------------------------
Corporation ("PREFCO"), Falcon Asset Securitization Corporation ("Falcon") and
              ------                                              ------
Blue Ridge Asset Funding Corporation ("Blue Ridge"; PREFCO, Falcon and Blue
                                       ----------
Ridge being referred to collectively as the "Original Conduits"), Bank One, NA
                                             -----------------
(formerly known as The First National Bank of Chicago, "Bank One") and Wachovia
                                                        --------
Bank, N.A. (each, an "Original Managing Agent" and collectively, the "Original
                      ------------------------                        --------
Managing Agents") and Bank One, as collateral agent for the Purchasers
---------------
thereunder or any successor collateral agent hereunder (together with its successors and assigns hereunder, the "Collateral Agent"). Capitalized terms
                                       ----------------
used herein and not defined herein shall have the meanings given to them in the Receivables Purchase Agreement.

          By its execution below, Liberty Street Funding Corp. ("Liberty
                                                                 -------
Street") (a) agrees to become, and does hereby become, a Conduit under the
------
Receivables Purchase Agreement and (b) agrees to be bound by such Receivables Purchase Agreement as if originally a party thereto.

          By its execution below, The Bank of Nova Scotia ("Scotia") (a) agrees
                                                            ------
to become, and does hereby become, (i) a Committed Purchaser for Liberty Street,
(ii) a Financial Institution and (iii) a Managing Agent under the Receivables Purchase Agreement and (b) agrees to be bound by such Receivables Purchase Agreement as if originally a party thereto.

     IN WITNESS WHEREOF, Liberty Street and Scotia have executed and delivered this Supplement to Receivables Purchase Agreement as of this 6th day of December, 1999.

                         LIBERTY STREET FUNDING CORP., as a Conduit

                         By:__________________________________
                         Name:
                         Title:


                         Address:       c/o Global Securitization Services, LLC
                                        114 West 47th Street, Suite 1715
                                        New York, New York 10036
                         Attention:     Andrew L. Stidd
                         Telephone:     (212) 302-8330
                         Fax:           (212) 302-8767

                         With a copy to:

                         Address:       The Bank of Nova Scotia
                                        One Liberty Plaza
                                        New York, New York  10006
                         Attention:     Dorothy Poli
                         Telephone:     (212) 225-5000
                         Fax:           (212) 225-5090


                         THE BANK OF NOVA SCOTIA, as a Committed Purchaser for Liberty Street, a Financial Institution and a Managing Agent


                         By:__________________________________
                         Name:   Rodothea Poli
                         Title:  Managing Director

                         Address:       One Liberty Plaza
                                        New York, New York  10006
                         Attention:     Dorothy Poli
                         Telephone:     (212) 225-5000
                         Fax:           (212) 225-5090

                                  EXHIBIT II

                            FORM OF PURCHASE NOTICE

                                    [Date]

[Bank One, NA,
  as Managing Agent for Preferred Receivables
  Funding Corporation and Falcon Asset
  Securitization Corporation
Suite 0079, 1-21
1 Bank One Plaza
Chicago, Illinois 60670

Attention:  Asset Backed Finance]

[Wachovia Bank, N.A.
  as Managing Agent for Blue Ridge
  Asset Funding Corporation
191 Peachtree Street, NE-GA-423
Atlanta, Georgia 30303

Attention:  Elizabeth Wagner]

[The Bank of Nova Scotia,
  as Managing Agent for Liberty
  Street Funding Corp.
One Liberty Plaza
New York, New York  10006

Attention: [________________]]

Re:  Purchase Notice
     ---------------

Ladies and Gentlemen:

          The undersigned refers to the Receivables Purchase Agreement, dated as of June 25, 1999 (the "Receivables Purchase Agreement," the terms defined therein being used herein as therein defined), among the undersigned, as Seller and McKesson HBOC, Inc., as initial Servicer, Preferred Receivables Funding Corporation, Falcon Asset Securitization Corporation, Blue Ridge Asset Funding Corporation and Liberty Street Funding Corp. (collectively, the "Conduits"), certain Financial Institutions parties thereto, Bank One, NA (formerly known as, The First National Bank of Chicago, "Bank One"), Wachovia Bank, N.A. and The
                                     --------
Bank of Nova Scotia, as Managing Agents, and Bank One, as Collateral Agent for the Conduits and such Financial Institutions, and hereby gives you notice, irrevocably, pursuant to Section 1.2 of the Receivables Purchase Agreement, that the undersigned hereby requests an Incremental Purchase under the Receivables Purchase Agreement, and in that connection sets forth below the information relating to such Incremental Purchase (the "Proposed Purchase") as required by Section 1.2 of the Receivables Purchase Agreement:

          (i) The Business Day of the Proposed Purchase is [insert purchase date], which date is at least two (2) Business Days after the date hereof.

          (ii) The requested Purchase Price in respect of the Proposed Purchase is $__________.

          (iii) If the Proposed Purchase to be funded by the Financial Institutions, the requested Discount Rate is ____________ and the requested Tranche Period is __________.

          (iv)      The requested maturity date for the Tranche Period is
_______________.

          The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Purchase (before and after giving effect to the Proposed Purchase):

          (i) the representations and warranties of the undersigned set forth in Section 5.1 of the Receivables Purchase Agreement are true and correct on and as of the date of such Proposed Purchase as though made on and as of such date;

          (ii) no event has occurred and is continuing, or would result from such Proposed Purchase, that will constitute an Amortization Event or a Potential Amortization Event; and

          (iii) the Facility Termination Date shall not have occurred, the aggregate Capital of all Purchaser Interests shall not exceed the Purchase Limit and the aggregate Receivable Interests shall not exceed 100%.

                              Very truly yours,

                              CGSF FUNDING CORPORATION

                              By:_________________________
                              Name:
                              Title:

                                   EXHIBIT V

                        FORM OF COMPLIANCE CERTIFICATE

To: Bank One, NA (formerly known as The First National Bank of Chicago), Wachovia Bank, N.A. and The Bank of Nova Scotia, as Managing Agents

     This Compliance Certificate is furnished pursuant to that certain Receivables Purchase Agreement dated as of June 25, 1999 among CGSF Funding Corporation (the "Seller"), McKesson HBOC, Inc. (the "Servicer"), the Purchasers
                  ------                              --------
party thereto Bank One, NA (formerly known as The First National Bank of Chicago, "Bank One"), Wachovia Bank, N.A. and The Bank of Nova Scotia, as
          --------
managing agents and Bank One, as collateral agent for such Purchasers (the "Agreement").
 ---------

     THE UNDERSIGNED HEREBY CERTIFIES THAT:

     1.   I am the duly elected _____________________ of Seller.

     2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of Seller and its Subsidiaries during the accounting period covered by the attached financial statements.

     3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Amortization Event or Potential Amortization Event, as each such term is defined under the Agreement, during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth in paragraph 5 below.

     4.   Schedule I attached hereto sets forth financial data and computations
          ----------
evidencing the compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct.

     5. Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Seller has taken, is taking, or proposes to take with respect to each such condition or event:

     The foregoing certifications, together with the computations set forth in
Schedule I hereto and the financial statements delivered with this Certificate
----------
in support hereof, are made and delivered this ____ day of ______________,
_____.

                              _________________________________
                              Name:
                              Title:

                     SCHEDULE I TO COMPLIANCE CERTIFICATE

A. Schedule of Compliance as of __________, ____ with Section ___ of the Agreement. Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

This schedule relates to the month ended:  _________

                                  EXHIBIT VII

                         FORM OF ASSIGNMENT AGREEMENT

          THIS ASSIGNMENT AGREEMENT is entered into as of the [___] day of [[____________, ____], by and between _____________________ ("Seller") and
                                                              ------
__________________ ("Purchaser").
                     ---------

                            PRELIMINARY STATEMENTS

          A. This Assignment Agreement is being executed and delivered in accordance with Section 12.1(b) of that certain Receivables Purchase Agreement dated as of June 25, 1999 by and among CGSF Funding Corporation, as Seller, McKesson HBOC, Inc., as Servicer, Preferred Receivables Funding Corporation ("PREFCO"), Falcon Asset Securitization Corporation ("Falcon"), Blue Ridge Asset
  ------                                              ------
Funding Corporation ("Blue Ridge"), Liberty Street Funding Corp. ("Liberty
                      ----------                                   -------
Street", and together with PREFCO,  Falcon and Blue Ridge, the "Conduits"), Bank
------                                                          --------
One, NA (formerly known as The First National Bank of Chicago, "Bank One"),
                                                                --------
Wachovia Bank, N.A. and The Bank of Nova Scotia, as Managing Agents, Bank One as Collateral Agent, and the Financial Institutions party thereto (as amended, modified or restated from time to time, the "Purchase Agreement"). Capitalized
                                             ------------------
terms used and not otherwise defined herein are used with the meanings set forth or incorporated by reference in the Purchase Agreement.

          B. The Seller is a Financial Institution party to the Purchase Agreement, and the Purchaser wishes to become a Financial Institution thereunder; and

          C. The Seller is selling and assigning to the Purchaser an undivided ____________% (the "Transferred Percentage") interest in all of Seller's rights
                    ----------------------
and obligations under the Purchase Agreement and the Transaction Documents, including, without limitation, the Seller's Commitment, the Seller's obligations under [describe applicable Liquidity Agreement] and (if applicable) the Capital of the Seller's Purchaser Interests as set forth herein;

          The parties hereto hereby agree as follows:

          1. This sale, transfer and assignment effected by this Assignment Agreement shall become effective (the "Effective Date") two (2) Business Days
                                       --------------
(or such other date selected by the Collateral Agent in its sole discretion) following the date on which a notice substantially in the form of Schedule II to
                                                                  -----------
this Assignment Agreement ("Effective Notice") is delivered by the Collateral
                            ----------------
Agent to the Conduits, the Seller and the Purchaser. From and after the Effective Date, the Purchaser shall be a Financial Institution party to the Purchase Agreement for all purposes thereof as if the Purchaser were an original party thereto and the Purchaser agrees to be bound by all of the terms and provisions contained therein.

          2. If the Seller has no outstanding Capital under the Purchase Agreement, on the Effective Date, Seller shall be deemed to have hereby transferred and assigned to the Purchaser, without recourse, representation or warranty (except as provided in paragraph 6 below), and the Purchaser shall be deemed to have hereby irrevocably taken, received and assumed from the Seller, the Transferred Percentage of the Seller's Commitment and all rights and obligations associated therewith under the terms of the Purchase Agreement, including, without limitation, the Transferred Percentage of the Seller's future funding obligations under Section 4.1 of the Purchase Agreement.

          3. If the Seller has any outstanding Capital under the Purchase Agreement, at or before 12:00 noon, local time of the Seller, on the Effective Date the Purchaser shall pay to the Seller, in immediately available funds, an amount equal to the sum of (i) the Transferred Percentage of the outstanding Capital of the Seller's Purchaser Interests (such amount, being hereinafter referred to as the "Purchaser's Capital"); (ii) all accrued but unpaid (whether
                    -------------------
or not then due) Yield attributable to the Purchaser's Capital; and (iii) accruing but unpaid fees and other costs and expenses payable in respect of the Purchaser's Capital for the period commencing upon each date such unpaid amounts commence accruing, to and including the Effective Date (the "Purchaser's
                                                             -----------
Acquisition Cost");
----------------
whereupon, the Seller shall be deemed to have sold, transferred and assigned to the Purchaser, without recourse, representation or warranty (except as provided in paragraph 6 below), and the Purchaser shall be deemed to have hereby irrevocably taken, received and assumed from the Seller, the Transferred Percentage of the Seller's Commitment and the Capital of the Seller's Purchaser Interests (if applicable) and all related rights and obligations under the Purchase Agreement and the Transaction Documents, including, without limitation, the Transferred Percentage of the Seller's future funding obligations under
Section 4.1 of the Purchase Agreement.

          4. Concurrently with the execution and delivery hereof, the Seller will provide to the Purchaser copies of all documents requested by the Purchaser which were delivered to such Seller pursuant to the Purchase Agreement.

          5. Each of the parties to this Assignment Agreement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment Agreement.

          6. By executing and delivering this Assignment Agreement, the Seller and the Purchaser confirm to and agree with each other, the Collateral Agent and the Financial Institutions as follows: (a) other than the representation and warranty that it has not created any Adverse Claim upon any interest being transferred hereunder, the Seller makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made by any other Person in or in connection with the Purchase Agreement or the Transaction Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Purchaser, the Purchase Agreement or any other instrument or document furnished pursuant thereto or the perfection, priority, condition, value or sufficiency of any collateral; (b) the Seller makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Seller, any Obligor, any Seller Affiliate or the performance or observance by the Seller, any Obligor, any Seller Affiliate of any of their respective obligations under the Transaction Documents or any other instrument or document furnished pursuant thereto or in connection therewith; (c) the Purchaser confirms that it has received a copy of the Transaction Documents, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (d) the Purchaser will, independently and without reliance upon the Collateral Agent, the Conduits, the Seller or any other Financial Institution or Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Purchase Agreement and the Transaction Documents; (e) the Purchaser appoints and authorizes the Collateral Agent to take such action as collateral agent on its behalf and to exercise such powers under the Transaction Documents as are delegated to the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (f) the Purchaser appoints and authorizes the Collateral Agent to take such action as collateral agent on its behalf and to exercise such powers under the Transaction Documents as are delegated to the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (g) the Purchaser agrees that it will perform in accordance with their terms all of the obligations which, by the terms of the Purchase Agreement and the Transaction Documents, are required to be performed by it as a Financial Institution or, when applicable, as a Purchaser.

          7. Each party hereto represents and warrants to and agrees with the Collateral Agent that it is aware of and will comply with the provisions of the Purchase Agreement, including, without limitation, Sections 4.1 and 14.6 thereof.

          8.   Schedule I hereto sets forth the revised Commitment of the Seller
               ----------
and the Commitment of the Purchaser, as well as administrative information with respect to the Purchaser.

          9. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          10. The Purchaser hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all senior indebtedness for borrowed money of the Conduits, it will not institute against, or join any other Person in instituting against, any Conduit, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed by their respective duly authorized officers of the date hereof.

                                   [SELLER]


                                   By:____________________________
                                   Name:
                                   Title:


                                   [Purchaser]


                                   By:____________________________
                                   Name:
                                   Title:

                      SCHEDULE I TO ASSIGNMENT AGREEMENT

                      LIST OF LENDING OFFICES, ADDRESSES

                      FOR NOTICES AND COMMITMENT AMOUNTS

Date: _______________, ____
----

Transferred Percentage:________%
----------------------

                 A-1            A-2            B-1           B-2
                 ---            ---            ---           ---
Outstanding
               Commitment    Commitment      Capital       Ratable

Seller          [existing]    [revised]      (if any)      Share
----------------------------------------------------------------




                 A-1            B-1               B-2
                 ---            ---               ---
                             Outstanding
               Commitment      Capital                Ratable
Purchaser    [initial]       (if any)                  Share
-----------------------------------------------------------






Address for Notices
-------------------
_____________
_____________
Attention:
Phone:
Fax:

                      SCHEDULE II TO ASSIGNMENT AGREEMENT

                               EFFECTIVE NOTICE

TO:________________________, Seller
     ________________________
     ________________________
     ________________________

TO:________________________, Purchaser
     ________________________
     ________________________
     ________________________

          The undersigned, as Collateral Agent under the Receivables Purchase Agreement dated as of June 25, 1999 by and among CGSF Funding Corporation, as Seller, McKesson HBOC, Inc., as Servicer, Preferred Receivables Funding Corporation, ("PREFCO"), Falcon Asset Securitization Corporation ("Falcon"), Blue Ridge Asset Funding Corporation ("Blue Ridge"), Liberty Street Funding Corp. ("Liberty Street", and together with PREFCO and Falcon, the "Conduits"), Bank One, NA (formerly known as The First National Bank of Chicago, "Bank One"), Wachovia Bank, N.A. and The Bank of Nova Scotia as Managing Agents, Bank One, as Collateral Agent, and the Financial Institutions party thereto, hereby acknowledges receipt of executed counterparts of a completed Assignment Agreement dated as of ____________, ____ between __________________, as Seller, and __________________, as Purchaser. Terms defined in such Assignment Agreement are used herein as therein defined.

          1. Pursuant to such Assignment Agreement, you are advised that the Effective Date will be ______________, ____.

          2. The Managing Agent, on behalf of the affected Conduits, hereby consents to the Assignment Agreement as required by Section 12.1(b) of the Purchase Agreement.

          [3. Pursuant to such Assignment Agreement, the Purchaser is required to pay $____________ to the Seller at or before 12:00 noon (local time of the Seller) on the Effective Date in immediately available funds.]

                         Very truly yours,

                         BANK ONE, NA (Main Office Chicago) (formerly known as The First National Bank of Chicago), individually and as Collateral Agent [and a Managing Agent]

                         By:__________________________
                         Title:

                                  SCHEDULE A

                     COMMITMENTS OF FINANCIAL INSTITUTIONS

                            PURCHASE GROUP:  PREFCO


------------------------------------------------------------------------------------------------
            Financial Institution                            Aggregate Commitment
            ---------------------                            --------------------
------------------------------------------------------------------------------------------------
Bank One, NA (formerly known as The First          $250,000,000 prior to January 20, 2000;
National Bank of Chicago)                          $200,000,000 from and after January 20, 2000

------------------------------------------------------------------------------------------------

                            PURCHASE GROUP:  Falcon


------------------------------------------------------------------------------------------------
            Financial Institution                            Aggregate Commitment
            ---------------------                            --------------------
------------------------------------------------------------------------------------------------
Bank One, NA (formerly known as The First          $250,000,000 prior to January 20, 2000;
National Bank of Chicago)                          $200,000,000 from and after January 20, 2000

------------------------------------------------------------------------------------------------

                          PURCHASE GROUP:  Blue Ridge


------------------------------------------------------------------------------------------------
            Financial Institution                            Aggregate Commitment
            ---------------------                            --------------------
------------------------------------------------------------------------------------------------
Wachovia Bank, N.A.                                            $250,000,000

------------------------------------------------------------------------------------------------

                        PURCHASE GROUP:  Liberty Street


------------------------------------------------------------------------------------------------
            Financial Institution                            Aggregate Commitment
            ---------------------                            --------------------
------------------------------------------------------------------------------------------------
The Bank of Nova Scotia                            $100,000,000 prior to January 20, 2000;
                                                   $200,000,000 from and after January 20, 2000

------------------------------------------------------------------------------------------------